                                                                  Exhibit (c)(3)

--------------------------------------------------------------------------------------------------------------------------------
                                                                               Target                                     5 Day
Seller                                    Buyer                                Industry                                  Premium
--------------------------------------------------------------------------------------------------------------------------------
Foremost Corp of America                  Zurich Allied AG                     Insurance                                  22.18%
Nogatech Inc                              Zoran Corp                           Electronics                                77.89%
Premisys Communications Inc               Zhone Technologies Inc               Electrical Equipment                       23.00%
Piercing Pagoda Inc                       Zale Corp                            Retail                                     47.66%
Eskimo Pie Corp                           Yogen Fruz World-Wide Inc            Food Processing                            15.43%
Bolle Inc                                 Worldwide Sports & Recreation Inc    Drugs, Medical Supplies & Equipment        16.67%
Serengeti Eyewear Inc                     Worldwide Sports & Recreation Inc    Drugs, Medical Supplies & Equipment       110.11%
Intermedia Communciations Inc             WorldCom Inc                         Communications                             97.47%
Brandmakers Inc                           World Sales & Merchandising Inc      Computer Software, Supplies & Services    180.00%
TelDaFax AG                               World Access Inc                     Electrical Equipment                        4.64%
ERC Industries Inc                        Wood (John) Group PLC                Construction Mining & Oil Equip & Mach.     6.67%
Integrated Systems Inc                    Wind River Systems Inc               Computer Software, Supplies & Services    245.21%
Barnett Inc                               Wilmar Industries Inc                Wholesale & Distribution                   35.29%
TJ International Inc                      Weyerhaeuser Co                      Timber & Forest Products                   36.01%
Old Guard Group Inc                       Westfield Cos                        Insurance                                  26.32%
Teltrend Corp                             Westell Technologies Inc             Electrical Equipment                      462.39%
National Bancorp of Alaska                Wells Fargo & Co                     Banking & Finance                          24.79%
First Commerce Bancshares Inc             Wells Fargo & Co                     Banking & Finance                          13.47%
First Security Corp                       Wells Fargo & Co                     Banking & Finance                          17.00%
Protocol Systems Inc                      Welch Allyn Inc                      Drugs, Medical Supplies & Equipment        25.49%
Active Software Inc                       WebMethods Inc                       Computer Software, Supplies & Services     77.40%
Alpine Oil Services Corp                  Weatherford International Inc        Construction Mining & Oil Equip & Mach.    48.78%
Schein Pharmaceuticals Inc                Watson Pharmaceuticals Inc           Drugs, Medical Supplies & Equipment         4.00%
Quest Education Corp                      Washington Post Co (The)             Miscellaneous Services                     89.37%
Bank United Corp                          Washington Mutual Inc                Banking & Finance                           7.65%
Centennial HealthCare Corp                Warburg, Pincus (E.M.) & Co LLC      Health Services                            87.07%
Moser-Baer India Ltd                      Warburg, Pincus (E.M.) & Co LLC      Electrical Equipment                        5.75%
Powertel Inc                              VoiceStream Wireless Corp            Communications                              1.35%
Phillips (R.H.) Inc                       Vincor International Inc             Beverages                                  51.19%
OnDisplay Inc                             Vignette Corp                        Computer Software, Supplies & Services     50.67%
Infinity Broadcasting Corp                Viacom Inc                           Broadcasting                                6.94%
Chic by H.I.S. Inc                        VF Corp                              Apparel                                    30.27%
H.I.S. Sportswear AG                      VF Corp                              Apparel                                    30.27%
Data Transmission Network Corp            Veronis Suhler & Associates Inc      Computer Software, Supplies & Services     16.56%
Tech-Sym Corp                             Veritas Capital Fund LP              Instruments & Photographic Equipment       23.71%
Acsys Inc                                 Vedior NV                            Miscellaneous Services                     40.45%
Lilly Industries Inc                      Valspar Corp                         Chemicals, Paints & Coatings              126.79%
Merchants New York Bancorp Inc            Valley National Bancorp              Banking & Finance                          18.30%
Precision Response Corp                   USA Networks Inc                     Miscellaneous Services                      1.82%
Repap Enterprises Inc                     UPM-Kymmene Oyj                      Paper                                      85.71%
Pathways Group Inc (The)                  Upgrade International Corp           Computer Software, Supplies & Services     56.82%
Northrock Resources Ltd                   Unocal Corp                          Oil & Gas                                  67.80%
Cade Industries Inc                       United Technologies Corp             Aerospace, Aircraft & Defense              26.25%
Specialty Equipment Cos Inc               United Technologies Corp             Industrial & Farm Equipment & Machinery    25.10%
Questa Oil & Gas Co                       Unit Corp                            Oil & Gas                                  76.25%
Jefferson Savings Bancorp Inc             Union Planters Corp                  Banking & Finance                          32.47%
Mid-Coast Bancorp Inc                     Union Bankshares Corp                Banking & Finance                         164.67%
Ben & Jerry's Homemade Inc                Unilever NV/Unilever PLC             Food Processing                            35.70%
Bestfoods                                 Unilever NV/Unilever PLC             Food Processing                            35.66%
Engineering Animation Inc                 Unigraphics Solutions Inc            Computer Software, Supplies & Services     20.83%
Pioneer Group Inc (The)                   UniCredito Italiano SpA              Brokerage, Investment & Mgmt. Consulting   61.11%
VRB Bancorp                               Umpqua Holdings Corp                 Banking & Finance                          30.80%
Pendaries Petroleum Ltd                   Ultra Petroleum Corp                 Oil & Gas                                  29.07%
Paine Webber Group Inc                    UBS AG                               Brokerage, Investment & Mgmt. Consulting   64.03%
US Airways Group Inc                      UAL Corp                             Transportation                            119.14%
Scripps Financial Corp                    U.S. Bancorp                         Banking & Finance                          79.11%
Praegitzer Industries Inc                 Tyco International Ltd               Electronics                                27.61%
Mallinckrodt Inc                          Tyco International Ltd               Drugs, Medical Supplies & Equipment        74.01%
InnerDyne Inc                             Tyco International Ltd               Drugs, Medical Supplies & Equipment        27.55%
BeautiControl Cosmetics Inc               Tupperware Corp                      Toiletries & Cosmetics                    115.38%
Worldtalk Communications Corp             Tumbleweed Communications Corp       Computer Software, Supplies & Services    117.67%
Interface Systems Inc                     Tumbleweed Communications Corp       Computer Software, Supplies & Services     85.52%
Varco International Inc                   Tuboscope Inc                        Construction Mining & Oil Equip & Mach.    15.16%
Landmark Financial Corp                   TrustCo Bank Corp NY                 Banking & Finance                          35.48%
Catskill Financial Corp                   Troy Financial Corp                  Banking & Finance                          34.27%
IMS Health Inc                            TriZetto Group (The)                 Computer Software, Supplies & Services     21.48%
Vertex Communications Corp                TriPoint Global Communications Inc   Electrical Equipment                       37.50%
CareerBuilder Inc                         Tribune Co / Knight Ridder Inc       Miscellaneous Services                    106.19%
Times Mirror Co                           Tribune Co                           Printing & Publishing                      81.89%
LaSalle Re Holdings Ltd                   Trenwick Group Inc                   Insurance                                  48.98%
R&B Falcon Corp                           Transocean Sedco Forex Inc           Energy Services                            23.04%
Romtec PLC                                Total Research Corp                  Miscellaneous Services                      0.00%
HW Group PLC                              TMP Worldwide Inc                    Miscellaneous Services                     23.39%
Advanced Communication Systems Inc        Titan Corp                           Electrical Equipment                       47.10%
Garden Ridge Corp                         Three Cities Research Inc            Retail                                     65.71%
Business Resource Group                   Three Cities Research Inc            Wholesale & Distribution                   44.98%
Thermo Electron Corp                      Thoratec Laboratories Corp           Drugs, Medical Supplies & Equipment        88.06%

Coachmen Industries Inc                   Thor Industries Inc                  Autos & Trucks                             43.31%
Wave Technologies International Inc       Thomson Corp (The)                   Miscellaneous Services                     14.71%
Primark Corp                              Thomson Corp (The)                   Computer Software, Supplies & Services     45.82%
Thermo TerraTech Inc                      Thermo Electron Corp                 Fabricated Metal Products                  84.62%
ThermoRetec Corp                          Thermo Electron Corp                 Electric, Gas Water & Sanitary Services    33.33%
ThermoTrex Corp                           Thermo Electron Corp                 Drugs, Medical Supplies & Equipment        37.06%
ThermoLase Corp                           Thermo Electron Corp                 Toiletries & Cosmetics                     28.17%
Thermo Sentron Inc                        Thermo Electron Corp                 Industrial & Farm Equipment & Machinery     6.90%
Onix Systems Inc                          Thermo Electron Corp                 Instruments & Photographic Equipment       16.13%
Thermo BioAnalysis Corp                   Thermo Electron Corp                 Instruments & Photographic Equipment       55.56%
Thermedics Detection Inc                  Thermo Electron Corp                 Instruments & Photographic Equipment        0.76%
Metrika Systems Corp                      Thermo Electron Corp                 Instruments & Photographic Equipment        0.00%
Trex Medical Corp                         Thermo Electron Corp                 Drugs, Medical Supplies & Equipment       102.83%
EFTC Corp                                 Thayer-BLUM Funding LLC              Miscellaneous Services                     68.07%
E'town Corp                               Thames Water PLC                     Electric, Gas Water & Sanitary Services    30.77%
Burr-Brown Corp                           Texas Instruments Inc                Electronics                                45.98%
Telident Inc                              Teltronics Inc                       Electrical Equipment                        2.47%
Pointe Communications Corp                Telscape International Inc           Communications                             30.86%
Newgen Results Corp                       TeleTech Holdings Inc                Miscellaneous Services                     34.53%
Lycos Inc                                 Telefonica SA                        Computer Software, Supplies & Services     94.13%
Tritel Inc                                TeleCorp PCS Inc                     Communications                             73.68%
Alba-Waldensian Inc                       Tefron Ltd                           Textiles                                   64.44%
Engle Homes Inc                           Technical Olympic SA                 Construction Contractors & Eng. Svcs.      51.23%
Greg Manning Auctions Inc                 Take to Auction.com Inc              Retail                                     55.56%
Docucon Inc                               TAB Products Co                      Computer Software, Supplies & Services     76.00%
Carolina Southern Bank                    Synovus Financial Corp               Banking & Finance                          23.50%
Telxon Corp                               Symbol Technologies Inc              Office Equipment & Computer Hardware       40.03%
AXENT Technologies Inc                    Symantec Corp                        Computer Software, Supplies & Services     41.51%
General Cigar Holdings Inc                Swedish Match AB                     Agricultural Production                    80.69%
Cobalt Networks Inc                       Sun Microsystems Inc                 Electrical Equipment                       19.59%
Image Guided Technologies Inc             Stryker Corp                         Instruments & Photographic Equipment      260.32%
Consolidated Papers Inc                   Stora Enso Oyj                       Paper                                      68.84%
Kinnard Investments Inc                   Stockwalk.com Group Inc              Brokerage, Investment & Mgmt. Consulting   67.64%
Hanover Bancorp Inc                       Sterling Financial Corp              Banking & Finance                           5.80%
Independent Bankshares Inc                State National Bancshares Inc        Banking & Finance                          57.76%
Ciga SpA                                  Starwood Hotels & Resorts
                                             Worldwide Inc                     Leisure & Entertainment                    11.39%
ObjectShare Inc                           StarBase Corp                        Computer Software, Supplies & Services     14.00%
Writer Corp                               Standard Pacific Corp                Construction Contractors & Eng. Svcs.      89.53%
MMI Cos Inc                               St. Paul Cos Inc (The)               Insurance                                 142.13%
Providence Energy Corp                    Southern Union Co                    Electric, Gas Water & Sanitary Services    35.74%
Valley Resources Inc                      Southern Union Co                    Electric, Gas Water & Sanitary Services    32.00%
Hyder PLC                                 Southern Co / PPL Corp               Electric, Gas Water & Sanitary Services    29.83%
Heritage Bancorp Inc                      SouthBanc Shares Inc                 Banking & Finance                          26.07%
Peekskill Financial Corp                  Sound Federal Bancorp                Banking & Finance                          77.71%
St. Laurent Paperboard Inc                Smurfit-Stone Container Corp         Packaging & Containers                     61.41%
Block Drug Co Inc                         SmithKline Beecham PLC               Toiletries & Cosmetics                     20.78%
MotherNature.com Inc                      Sitestar Corp                        Retail                                    161.36%
Moore Products Co                         Siemens AG                           Instruments & Photographic Equipment       45.89%
Shared Medical Systems Corp               Siemens AG                           Computer Software, Supplies & Services     61.75%
Acuson Corp                               Siemens AG                           Drugs, Medical Supplies & Equipment        56.57%
Janna Systems Inc                         Siebel Systems Inc                   Computer Software, Supplies & Services     46.13%
Talbot Bancshares Inc                     Shore Bancshares Inc                 Banking & Finance                           0.72%
Interstate Hotels Corp                    Shaner Hotel Group                   Leisure & Entertainment                   105.48%
EIS International Inc                     SER Systeme AG                       Electrical Equipment                       34.99%
Homestead Village Inc                     Security Capital Group Inc           Leisure & Entertainment                    55.89%
Security Capital US Realty                Security Capital Group Inc           Real Estate                                13.11%
Health Power Inc                          Security Capital Corp                Insurance                                  40.57%
Burns International Services Corp         Securitas AB                         Miscellaneous Services                     69.42%
Dolphin Packaging PLC                     Sealed Air Corp                      Packaging & Containers                     34.69%
Home Port Bancorp Inc                     Seacoast Financial Services Corp     Brokerage, Investment & Mgmt. Consulting   49.49%
U.S. Trust Corp                           Schwab (Charles) Corp                Brokerage, Investment & Mgmt. Consulting   85.87%
Convergent Group Corp                     Schlumberger Ltd                     Computer Software, Supplies & Services     55.95%
Caere Corp                                ScanSoft Inc                         Computer Software, Supplies & Services     59.21%
Sterling Commerce Inc                     SBC Communications Inc               Computer Software, Supplies & Services     36.87%
Radiologix Inc                            Saunders Karp & Megrue               Brokerage, Investment & Mgmt. Consulting  153.93%
Shared Technologies Cellular Inc          SATX Inc                             Communications                            166.67%
Courtaulds Textiles PLC                   Sara Lee Corp                        Apparel                                   138.71%
Hadco Corp                                Sanmina Corp                         Electronics                                77.88%
Calahoo Petroleum Ltd                     Samson Investment Co                 Oil & Gas                                  69.62%
Best Software Inc                         Sage Group PLC                       Computer Software, Supplies & Services     30.21%
GetThere.com Inc                          Sabre Holdings Corp                  Computer Software, Supplies & Services     77.50%
Prism Financial Corp                      Royal Bank of Canada                 Banking & Finance                          55.93%
Dain Rauscher Corp                        Royal Bank of Canada                 Brokerage, Investment & Mgmt. Consulting   23.97%
US Foodservice                            Royal Ahold NV                       Wholesale & Distribution                   46.48%
Urban Shopping Centers Inc                Rodamco North America NV             Brokerage, Investment & Mgmt. Consulting   42.73%
South Jersey Financial Corp Inc           Richmond County Financial Corp       Banking & Finance                          19.83%
Marketing Specialists Corp                Richmond Capital Partners I, LP      Miscellaneous Services                    184.09%
ChiRex Inc                                Rhodia SA                            Drugs, Medical Supplies & Equipment        55.24%
Nabisco Group Holdings Corp               Reynolds (R.J.) Tobacco Holdings Inc Food Processing                            17.65%
American National Can Group Inc           Rexam PLC                            Packaging & Containers                     41.84%
Allgon AB                                 REMEC Inc                            Electrical Equipment                       22.20%


Lexington Global Asset Managers Inc         ReliaStar Financial Corp             Brokerage, Investment & Mgmt. Consulting   79.84%
First Community Bank of The Desert          Rancho Santa Fe National Bank        Banking & Finance                           3.81%
Agribrands International Inc                Ralcorp Holdings Inc                 Food Processing                             7.93%
Haven Bancorp Inc                           Queens County Bancorp Inc            Banking & Finance                           6.53%
NetZero Inc                                 QUALCOMM Inc                         Communications                            132.34%
Ancor Communications Inc                    QLogic Corp                          Electrical Equipment                       21.63%
UTILX Corp                                  Puget Sound Energy Inc               Construction Contractors & Eng. Svcs.      32.40%
Metamor Worldwide Inc                       PSINet Inc                           Miscellaneous Services                     66.83%
Percon Inc                                  PSC Inc                              Office Equipment & Computer Hardware       12.11%
Highland Bancorp Inc                        Prudential PLC                       Banking & Finance                          55.37%
WMF Group Ltd (The)                         Prudential Insurance Co of America   Banking & Finance                          60.94%
Harbor Federal Bancorp Inc                  Provident Bankshares Corp            Banking & Finance                          37.69%
Watkins-Johnson Co                          Private Group                        Industrial & Farm Equipment & Machinery    29.02%
Cleveland Indians Baseball Co Inc           Private Group                        Leisure & Entertainment                    26.31%
Avado Brands Inc                            Private Group                        Leisure & Entertainment                    38.10%
RISCORP Inc                                 Private Group                        Insurance                                  71.11%
Virginia Gas Co                             Private Group                        Electric, Gas Water & Sanitary Services    25.39%
Gleason Corp                                Private Group                        Industrial & Farm Equipment & Machinery    26.86%
Transportation Technologies Industries Inc  Private Group                        Automotive Products & Accessories          57.05%
Micro Warehouse Inc                         Private Group                        Retail                                     51.27%
Wilmar Industries Inc                       Private Group                        Retail                                     26.91%
BNC Mortgage Inc                            Private Group                        Banking & Finance                          42.86%
Healthplex Inc                              Private Group                        Insurance                                  31.58%
Arizona Instrument Corp                     Private Group                        Instruments & Photographic Equipment       40.45%
Sheldahl Inc                                Private Group                        Electronics                                20.40%
Spanlink Communications Inc                 Private Group                        Computer Software, Supplies & Services      6.28%
Seagate Technology Inc                      Private Group                        Office Equipment & Computer Hardware       13.45%
Pulaski Furniture Corp                      Private Group                        Furniture                                  30.43%
Solomon-Page Group Ltd                      Private Group                        Miscellaneous Services                     47.57%
Jason Inc                                   Private Group                        Industrial & Farm Equipment & Machinery    48.81%
Cherry Corp                                 Private Group                        Electrical Equipment                      109.03%
Roadhouse Grill Inc                         Private Group                        Leisure & Entertainment                    33.33%
Stratosphere Corp                           Private Group                        Leisure & Entertainment                    30.44%
PETCO Animal Supplies Inc                   Private Group                        Retail                                     70.02%
Lindberg Corp                               Private Group                        Primary Metal Processing                   35.75%
Simon Transportation Services Inc           Private Group                        Transportation                             27.27%
U.S. Can Corp                               Private Group                        Packaging & Containers                     50.94%
Johns Manville Corp                         Private Group                        Stone, Clay & Glass                        26.25%
Neff Corp                                   Private Group                        Miscellaneous Services                     34.53%
General Bearing Corp                        Private Group                        Industrial & Farm Equipment & Machinery    23.81%
MascoTech Inc                               Private Group                        Automotive Products & Accessories          46.19%
BI Inc                                      Private Group                        Electrical Equipment                      106.25%
U.S. Franchise Systems Inc                  Private Group                        Leisure & Entertainment                    14.16%
Sunburst Hospitality Corp                   Private Group                        Leisure & Entertainment                    35.66%
Simpson Industries Inc                      Private Group                        Automotive Products & Accessories          26.83%
Omega Worldwide Inc                         Private Group                        Brokerage, Investment & Mgmt. Consulting   55.00%
Sunrise Medical Inc                         Private Group                        Drugs, Medical Supplies & Equipment        65.02%
Dynamic Homes Inc                           Private Group                        Construction Contractors & Eng. Svcs.      60.38%
Scherer Healthcare Inc                      Private Group                        Electric, Gas Water & Sanitary Services    42.86%
Timberline Bancshares Inc                   PremierWest Bancorp                  Banking & Finance                          68.75%
LG&E Energy Corp                            PowerGen PLC                         Electric, Gas Water & Sanitary Services    58.38%
Quantum Effect Devices Inc                  PMC-Sierra Inc                       Electronics                                23.48%
Georgia-Pacific Corp                        Plum Creek Timber Co                 Timber & Forest Products                   55.41%
Image Processing Systems Inc                Photon Dynamics Inc                  Instruments & Photographic Equipment       45.53%
Moto Photo Inc                              PhotoChannel Networks Inc            Miscellaneous Services                    297.73%
Software.com Inc                            Phone.com Inc                        Computer Software, Supplies & Services     27.75%
Phoenix Investment Partners Ltd             Phoenix Home Life Mutual Insurance
                                               Co                                Brokerage, Investment & Mgmt. Consulting   40.00%
Medquist Inc                                Philips Electronics NV               Brokerage, Investment & Mgmt. Consulting   32.47%
Balance Bar Co                              Philip Morris Cos Inc                Wholesale & Distribution                   60.86%
Nabisco Group Holdings Corp                 Philip Morris Cos Inc                Food Processing                             4.50%
Warner-Lambert Co                           Pfizer Inc                           Drugs, Medical Supplies & Equipment        71.21%
Kyzen Corp                                  Petroferm Inc                        Household Goods                            42.86%
Telco Research Corp                         Peregrine Systems Inc                Computer Software, Supplies & Services     58.79%
Market Financial Corp                       Peoples Community Bancorp            Banking & Finance                          36.84%
JPS Packaging Co                            Pechiney SA                          Paper                                      46.10%
National Computer Systems Inc               Pearson PLC                          Computer Software, Supplies & Services     29.34%
PDK Labs Inc                                PDK Acquisition Corp                 Drugs, Medical Supplies & Equipment        12.61%
Northfield Bancorp Inc                      Patapsco Bancorp Inc                 Banking & Finance                          26.93%
Commercial Intertech Corp                   Parker-Hannifin Corp                 Valves, Pumps & Hydraulics                 34.41%
Wynn's International Inc                    Parker-Hannifin Corp                 Wholesale & Distribution                   71.13%
Western Properties Trust                    Pan Pacific Retail Properties Inc    Brokerage, Investment & Mgmt. Consulting   51.06%
Los Robles Bancorp                          Pacific Capital Bancorp              Banking & Finance                          23.31%
Hagler Bailly Inc                           PA Consulting Group                  Brokerage, Investment & Mgmt. Consulting   89.32%
Cia  Manufacturera de Vidrio                Owens-Illinois Inc                   Packaging & Containers                    207.14%
Langer Biomechanics Group Inc               OrthoStrategies Inc                  Drugs, Medical Supplies & Equipment        26.81%
Carleton Corp                               Oracle Corp                          Computer Software, Supplies & Services     11.87%
East/West Communications Inc                Omnipoint Corp                       Communications                            100.98%
Permanent Bancorp Inc                       Old National Bancorp                 Banking & Finance                          69.25%
United Asset Management Corp                Old Mutual PLC                       Brokerage, Investment & Mgmt. Consulting   22.67%
Home Bancorp                                Old Kent Financial Corp              Banking & Finance                           2.50%
Plasma-Therm Inc                            Oerlikon-Buhrle Holding AG           Industrial & Farm Equipment & Machinery    38.89%


Dayton Superior Corp                       Odyssey Investment Partners          Primary Metal Processing                   54.29%
Virginia Gas Co                            NUI Corp                             Electric, Gas Water & Sanitary Services    33.33%
Bangor Hydro Electric Co                   NS Power Holdings Inc                Electric, Gas Water & Sanitary Services    73.77%
Wesley Jessen VisionCare Inc               Novartis AG                          Drugs, Medical Supplies & Equipment        17.09%
Comptek Research Inc                       Northrop Grumman Corp                Instruments & Photographic Equipment       21.94%
Security of Pennsylvania Financial Corp    Northeast Pennsylvania Financial
                                              Corp                              Banking & Finance                          62.79%
Dime Bancorp Inc                           North Fork Bancorp Inc               Banking & Finance                          29.47%
Saratoga Beverage Group Inc                North Castle Partners LLC            Beverages                                  23.97%
Verio Inc                                  Nippon Telegraph & Telephone Corp    Computer Software, Supplies & Services     70.79%
CNY Financial Corp                         Niagara Bancorp Inc                  Banking & Finance                           5.28%
Iroquois Bancorp Inc                       Niagara Bancorp Inc                  Banking & Finance                         139.55%
Concentric Network Corp                    NEXTLINK Communications Inc          Communications                             52.04%
Chadmoore Wireless Group Inc               NEXTEL Communications Inc            Communications                             80.77%
Chris-Craft Industries Inc                 News Corp Ltd (The)                  Broadcasting                               19.71%
BHC Communications Inc                     News Corp Ltd (The)                  Broadcasting                               12.92%
United Television Inc                      News Corp Ltd (The)                  Broadcasting                                7.85%
Battle Mountain Gold Co                    Newmont Mining Corp                  Mining & Minerals                          10.50%
Nutmeg Federal Savings & Loan Association  NewMil Bancorp Inc                   Banking & Finance                           0.98%
PremiumWear Inc                            New England Business Service Inc     Apparel                                    45.95%
Wall Data Inc                              NetManage Inc                        Computer Software, Supplies & Services     54.91%
Summit Technology Inc                      Nestle SA                            Drugs, Medical Supplies & Equipment        56.64%
Diehl Graphsoft Inc                        Nemetschek AG                        Computer Software, Supplies & Services     52.00%
4Front Technologies Inc                    NCR Corp                             Computer Software, Supplies & Services     28.65%
World of Science Inc                       Natural Wonders Inc                  Retail                                     11.65%
IRI International Corp                     National-Oilwell Inc                 Construction Mining & Oil Equip & Mach.    78.11%
Community Independent Bank Inc             National Penn Bancshares             Brokerage, Investment & Mgmt. Consulting   96.90%
Renex Corp                                 National Nephrology Associates Inc   Health Services                            50.83%
Niagara Mohawk Power Holdings Inc          National Grid Group PLC              Electric, Gas Water & Sanitary Services    49.02%
Tri Link Resources Ltd                     National Fuel Gas Co                 Oil & Gas                                  27.39%
CCB Financial Corp                         National Commerce Bancorp            Banking & Finance                          16.65%
PennCorp Financial Group Inc               National Bancshares Corp of Texas    Insurance                                  78.57%
First Northern Capital Corp                Mutual Savings Bank                  Banking & Finance                          56.25%
Beau Canada Exploration Ltd                Murphy Oil Corp                      Oil & Gas                                  22.22%
TEAM America Corp                          MuchoCode.com                        Brokerage, Investment & Mgmt. Consulting    5.80%
Printrak International Inc                 Motorola Inc                         Miscellaneous Manufacturing                10.97%
Advest Group Inc                           Mony Group Inc                       Brokerage, Investment & Mgmt. Consulting    7.83%
Pharmacia & Upjohn Inc                     Monsanto Co                          Drugs, Medical Supplies & Equipment        12.50%
LJL BioSystems Inc                         Molecular Devices Corp               Miscellaneous Services                    114.23%
Pacific Gateway Properties Inc             Mission Orchard Statutory Trust      Real Estate                                19.47%
Minolta QMS Inc                            Minolta Co Ltd                       Office Equipment & Computer Hardware      100.00%
Quante AG                                  Minnesota Mining & Manufacturing Co  Electrical Equipment                       45.42%
Robinson Nugent Inc                        Minnesota Mining & Manufacturing Co  Electrical Equipment                       21.10%
CSB Financial Group Inc                    Midland States Bancorp Inc           Banking & Finance                          42.98%
Mirage Resorts Inc                         MGM Grand Inc                        Leisure & Entertainment                    81.66%
Conning Corp                               Metropolitan Life Insurance Co       Brokerage, Investment & Mgmt. Consulting   33.26%
Met-Coil Systems Corp                      Mestek Inc                           Industrial & Farm Equipment & Machinery    18.33%
BridgeStreet Accommodations Inc            MeriStar Hotels & Resorts Inc        Leisure & Entertainment                    38.03%
ShopKo Stores Inc                          Merck & Co Inc                       Health Services                            55.46%
Union National Bancorp                     Mercantile Bankshares Corp           Banking & Finance                          36.22%
Professionals Group Inc                    Medical Assurance Inc                Insurance                                  96.23%
Digital Origin Inc                         Media 100 Inc                        Computer Software, Supplies & Services     34.34%
Ameritrans Capital Corp                    Medallion Financial Corp             Banking & Finance                          51.10%
Splitrock Services Inc                     McLeodUSA Inc                        Communications                            146.74%
David's Bridal Inc                         May Department Stores Co (The)       Retail                                     58.35%
Quantum Corp                               Maxtor Corp                          Office Equipment & Computer Hardware       60.76%
Prudential Steel Ltd                       Maverick Tube Corp                   Primary Metal Processing                   23.98%
CFM Technologies Inc                       Mattson Technology Inc               Electronics                                95.36%
Alltrista Corp                             Marlin Capital LP                    Packaging & Containers                     39.53%
In Home Health Inc                         Manor Care Inc                       Health Services                            28.47%
NetMoves Corp                              Mail.com Inc                         Computer Software, Supplies & Services     95.06%
American Business Products Inc             Mail-Well Inc                        Printing & Publishing                      73.01%
CML Industries Ltd                         Mail-Well Inc                        Paper                                      83.77%
Harding Lawson Associates Group Inc        MACTEC Inc                           Construction Contractors & Eng. Svcs.      41.45%
Keystone Financial Inc                     M&T Bank Corp                        Banking & Finance                          59.32%
Ortel Corp                                 Lucent Technologies Inc              Electrical Equipment                       40.24%
Professional Transportation Group Ltd Inc  Logistics Management LLC             Transportation                             48.15%
Charter PLC                                Lincoln Electric Holdings Inc        Industrial & Farm Equipment & Machinery   101.27%
Citizens Bancorp                           Lincoln Bancorp                      Banking & Finance                          96.44%
Template Software Inc                      Level 8 Systems Inc                  Computer Software, Supplies & Services    197.71%
Veterinary Centers of America Inc          Leonard Green & Partners LP          Agricultural Production                     9.57%
Service Experts Inc                        Lennox International Inc             Construction Contractors & Eng. Svcs.       3.69%
U.S. Home Corp                             Lennar Corp                          Construction Contractors & Eng. Svcs.      40.91%
Rainforest Cafe Inc                        Landry's Seafood Restaurants Inc     Leisure & Entertainment                    57.77%
Carson Inc                                 L'Oreal SA                           Toiletries & Cosmetics                     40.92%
800-JR Cigar Inc                           L&LR Inc                             Wholesale & Distribution                   18.83%
Cerprobe Corp                              Kulicke & Soffa Industries Inc       Instruments & Photographic Equipment       44.82%
Rexall Sundown Inc                         Koninklijke Numico NV                Drugs, Medical Supplies & Equipment        40.68%
Euroweb International Corp                 Koninklijke KPN NV                   Communications                             84.57%
HMT Technology Corp                        Komag Inc                            Office Equipment & Computer Hardware       59.65%
Wassall PLC                                Kohlberg Kravis Roberts & Co         Chemicals, Paints & Coatings               11.99%
Medco Research Inc                         King Pharmaceuticals Inc             Drugs, Medical Supplies & Equipment        29.35%


Safeskin Corp                             Kimberly-Clark Corp                  Plastics & Rubber                          32.60%
Eastern Enterprises                       KeySpan Corp                         Electric, Gas Water & Sanitary Services    27.03%
Advanced Machine Vision Corp              Key Technology Inc                   Instruments & Photographic Equipment       22.70%
Acme Electric Corp                        Key Components LLC                   Electrical Equipment                       20.97%
Canisco Resources Inc                     Kenny Industrial Services LLC        Construction Contractors & Eng. Svcs.      66.67%
JLK Direct Distribution Inc               Kennametal Inc                       Wholesale & Distribution                   94.44%
EndoSonics Corp                           JOMED NV                             Drugs, Medical Supplies & Equipment        58.50%
Gylling Optima Batteries AB               Johnson Controls Inc                 Electrical Equipment                       71.77%
Mikasa Inc                                JG Durand Industries SA              Household Goods                            68.20%
Optical Coating Laboratory Inc            JDS Uniphase Corp                    Instruments & Photographic Equipment      289.34%
E-Tek Dynamics Inc                        JDS Uniphase Corp                    Electronics                                93.48%
SDL Inc                                   JDS Uniphase Corp                    Electronics                                50.20%
Pentech International Inc                 JAKKS Pacific Inc                    Miscellaneous Manufacturing                60.00%
Cucos Inc                                 Jacksonville Restaurant
                                             Acquisition Corp                  Leisure & Entertainment                     0.00%
dELiA*s Inc                               iTurf Inc                            Retail                                    119.11%
Pierce Leahy Corp                         Iron Mountain Inc                    Miscellaneous Services                     46.18%
Protocol Systems Inc                      Invivo Corp                          Drugs, Medical Supplies & Equipment        45.35%
Dexter Corp (The)                         Invitrogen Corp                      Textiles                                   29.19%
Life Technologies Inc                     Invitrogen Corp                      Drugs, Medical Supplies & Equipment        17.65%
Synthetic Industries Inc                  Investcorp                           Textiles                                   16.81%
Jostens Inc                               Investcorp                           Miscellaneous Manufacturing                45.62%
Integ Inc                                 Inverness Medical Technology Inc     Drugs, Medical Supplies & Equipment        50.85%
Brands Hatch Leisure PLC                  Interpublic Group of Cos Inc         Leisure & Entertainment                    33.29%
NFO Worldwide Inc                         Interpublic Group of Cos Inc         Miscellaneous Services                     71.16%
Hercules Inc                              International Specialty
                                             Products Inc                      Chemicals, Paints & Coatings               18.16%
Shorewood Packaging Corp                  International Paper Co               Packaging & Containers                     12.36%
Champion International Corp               International Paper Co               Paper                                      45.61%
International Paper Co                    International Flavors &
                                             Fragrances Inc                    Food Processing                            11.80%
LGS Group Inc                             International Business
                                             Machines Corp                     Computer Software, Supplies & Services     38.60%
Petroglyph Energy Inc                     Intermountain Industries Inc         Oil & Gas                                 106.52%
CSI Computer Specialists Inc              Interactive Systems Inc              Miscellaneous Services                     38.89%
bamboo.com Inc                            Interactive Pictures Corp            Computer Software, Supplies & Services    110.03%
PS Group Holdings Inc                     Integrated Capital Associates Inc    Wholesale & Distribution                    2.65%
Republic Group Inc                        Integrated Capital Associates Inc    Paper                                      53.47%
Hussmann International Inc                Ingersoll-Rand Co                    Industrial & Farm Equipment & Machinery   120.87%
ReliaStar Financial Corp                  ING Groep NV                         Insurance                                  88.61%
Ardent Software Inc                       Informix Corp                        Computer Software, Supplies & Services    154.64%
Medical Dynamics Inc                      InfoCure Corp                        Drugs, Medical Supplies & Equipment       148.00%
Proxima ASA                               In Focus Systems Inc                 Office Equipment & Computer Hardware       78.58%
Siddons Ramset Ltd                        Illinois Tool Works Inc              Fabricated Metal Products                  38.73%
Laser Power Corp                          II-VI Inc                            Instruments & Photographic Equipment      115.53%
Empire Banc Corp                          Huntington Bancshares Inc            Banking & Finance                           7.79%
Ulster Petroleums Ltd                     Hunt Oil Co                          Oil & Gas                                  41.23%
Newport Petroleum Corp                    Hunt Oil Co                          Oil & Gas                                  17.92%
Tehama Bancorp                            Humboldt Bancorp                     Banking & Finance                          11.69%
Washington Homes Inc                      Hovnanian Enterprises Inc            Construction Contractors & Eng. Svcs.      37.24%
BFX Hospitality Group Inc                 Hospitality Concepts LLC             Leisure & Entertainment                    28.57%
Pittway Corp                              Honeywell International Inc          Electrical Equipment                       52.94%
United Biscuits Holdings PLC              Hicks, Muse, Tate & Furst /
                                             Nabisco Holdings Corp             Food Processing                             7.28%
Bradley Real Estate Inc                   Heritage Property Investment
                                             Trust Inc                         Brokerage, Investment & Mgmt. Consulting   18.92%
Robertson-Ceco Corp                       Heico Holdings Inc                   Building Products                          43.75%
HALIS Inc                                 HealthWatch Inc                      Computer Software, Supplies & Services     14.29%
SMED International Inc                    Haworth Inc                          Furniture                                  17.39%
Snyder Communications Inc                 Havas Advertising SA                 Miscellaneous Services                     11.78%
Hartford Life Inc                         Hartford Financial Services
                                             Group Inc                         Insurance                                  18.66%
SGB Group PLC                             Harsco Corp                          Building Products                          54.92%
C-Cube Microsystems Inc                   Harmonic Inc                         Electrical Equipment                        5.95%
CFI ProServices Inc                       Harland (John H.) Co                 Computer Software, Supplies & Services     77.66%
Concentrex Inc                            Harland (John H.) Co                 Computer Software, Supplies & Services     77.66%
OEC Compression Corp                      Hanover Compressor Co                Miscellaneous Services                     33.33%
Celestial Seasonings Inc                  Hain Food Group Inc (The)            Food Processing                            50.23%
Vallen Corp                               Hagemeyer NV                         Wholesale & Distribution                   47.06%
Everest Medical Corp                      Gyrus Group PLC                      Drugs, Medical Supplies & Equipment        23.10%
Cameron Ashley Building Products Inc      Guardian Industries Corp             Wholesale & Distribution                   27.61%
Coinmach Laundry Corp                     GTCR Golder Rauner LLC               Miscellaneous Services                     60.47%
CompUSA Inc                               Grupo Sanborns SA de CV              Retail                                     83.64%
Coast Bancorp                             Greater Bay Bancorp                  Banking & Finance                          31.30%
Bank of Santa Clara                       Greater Bay Bancorp                  Banking & Finance                          20.51%
MYR Group Inc                             GPU Inc                              Construction Contractors & Eng. Svcs.      45.90%
Hello Direct Inc                          GN Great Nordic Group                Electrical Equipment                       64.49%
IPC Communications Inc                    Global Crossing Ltd                  Construction Contractors & Eng. Svcs.      19.47%
WesterFed Financial Corp                  Glacier Bancorp Inc                  Banking & Finance                          46.81%
ZapMe! Corp                               Gilat Satellite Networks Ltd         Computer Software, Supplies & Services     32.57%
Ridgeview Inc                             Gibor Sport Holdings Ltd             Textiles                                   13.64%
Fort James Corp                           Georgia-Pacific Corp                 Paper                                      58.17%
GelTex Pharmaceuticals Inc                Genzyme General Corp                 Drugs, Medical Supplies & Equipment        18.37%
Biomatrix Inc                             Genzyme Corp                         Drugs, Medical Supplies & Equipment        30.97%
Vialog Corp                               Genesys SA                           Communications                             73.73%
MEPC PLC                                  General Electric Co/British
                                             Telecommunications PLC            Real Estate                                20.41%
MECON Inc                                 General Electric Co                  Computer Software, Supplies & Services     59.03%
Showpower Inc                             General Electric Co                  Miscellaneous Services                     24.33%

Harmon Industries Inc                     General Electric Co                  Electrical Equipment                      107.66%
Smallworldwide PLC                        General Electric Co                  Computer Software, Supplies & Services    140.67%
News Communications & Media PLC           Gannett Co Inc                       Printing & Publishing                     152.84%
Central Newspapers Inc                    Gannett Co Inc                       Printing & Publishing                       8.36%
Real Goods Trading Corp                   Gaiam Inc                            Wholesale & Distribution                   11.11%
American Educational Products Inc         G.C. Associates Holdings Corp        Miscellaneous Manufacturing                 9.53%
GZA GeoEnvironmental Technologies Inc     Futureco Environmental Inc           Electric, Gas Water & Sanitary Services    16.36%
Skylands Financial Corp                   Fulton Financial Corp                Banking & Finance                          76.10%
Bissett & Associates Investment           Management Ltd  Franklin
                                             Resources Inc                     Brokerage, Investment & Mgmt. Consulting   14.60%
Entergy Corp                              FPL Group Inc                        Electric, Gas Water & Sanitary Services     2.35%
Texas Pacific Group                       Foster's Brewing Group Ltd           Beverages                                  38.06%
Farr Co                                   Forvaltnings AB Ratos                Industrial & Farm Equipment & Machinery    39.60%
Brookdale Living Communities Inc          Fortress Investment Group LLC /
                                             Capital Z Partners                Miscellaneous Services                      1.67%
Forcenergy Inc                            Forest Oil Corp                      Oil & Gas                                  26.05%
Carey International Inc                   Ford Motor Co / Chartwell
                                             Investments II LLC                Transportation                             21.18%
Hertz Corp                                Ford Motor Co                        Miscellaneous Services                     20.58%
Videonics Inc                             FOCUS Enhancements Inc               Instruments & Photographic Equipment       56.00%
SWVA Bancshares Inc                       FNB Corp                             Brokerage, Investment & Mgmt. Consulting  134.65%
Innovative Valve Technologies Inc         Flowserve Corp                       Wholesale & Distribution                  100.00%
DII Group Inc                             Flextronics International Ltd        Electronics                               103.91%
Castle & Cook Inc                         Flexi-Van Leasing Inc                Real Estate                                54.74%
Summit Bancorp                            FleetBoston Financial Corp           Banking & Finance                          43.35%
GPU Inc                                   FirstEnergy Corp                     Electric, Gas Water & Sanitary Services    36.76%
U.S. Bancorp                              Firstar Corp                         Banking & Finance                          28.66%
FFY Financial Corp                        First Place Financial Corp           Banking & Finance                           4.80%
Somerset Group Inc (The)                  First Indiana Corp                   Banking & Finance                          77.95%
Professional Bancorp Inc                  First Community Bancorp              Banking & Finance                         128.57%
Dynex Capital Inc                         First Commercial Corp                Brokerage, Investment & Mgmt. Consulting   78.26%
Carolina First BancShares Inc             First Charter Corp                   Banking & Finance                          10.10%
Millennium Bank                           First Banks Inc                      Banking & Finance                          15.71%
First Savings Bancorp Inc                 First Bancorp                        Banking & Finance                          14.59%
United Financial Mortgage Corp            Finantra Capital Inc                 Banking & Finance                         226.09%
Duff & Phelps Credit Rating Co            FIMALAC SA                           Brokerage, Investment & Mgmt. Consulting   25.19%
Ottawa Financial Corp                     Fifth Third Bancorp                  Banking & Finance                          22.87%
Pennwood Bancorp Inc                      Fidelity Bancorp Inc                 Banking & Finance                          69.03%
Ferrofluidics Corp                        Ferrotec Corp                        Industrial & Farm Equipment & Machinery    79.06%
Atlantic Financial Corp                   F&M National Corp                    Brokerage, Investment & Mgmt. Consulting   29.62%
CNS Bancorp Inc                           Exchange National Bancshares Inc     Banking & Finance                          50.22%
Echelon International Corp Inc            ETA Holding LLC                      Real Estate                                41.67%
Microwave Power Devices Inc               Ericsson AB                          Electrical Equipment                       51.30%
Globe Business Resources Inc              Equity Residential Properties Trust  Miscellaneous Services                     12.50%
Grove Property Trust                      Equity Residential Properties Trust  Brokerage, Investment & Mgmt. Consulting    7.94%
Cornerstone Properties Inc                Equity Office Properties Trust       Brokerage, Investment & Mgmt. Consulting   28.43%
MG PLC                                    Enron Corp                           Wholesale & Distribution                   33.13%
Northstar Computer Forms Inc              Ennis Business Forms Inc             Printing & Publishing                      64.71%
Berkshire Energy Resources                Energy East Corp                     Electric, Gas Water & Sanitary Services    49.02%
SOFTWORKS Inc                             EMC Corp                             Computer Software, Supplies & Services     15.87%
Splash Technology Holdings Inc            Electronics For Imaging Inc          Office Equipment & Computer Hardware       33.33%
Liposome Co Inc (The)                     Elan Corp PLC                        Drugs, Medical Supplies & Equipment        41.49%
Dura Pharmaceuticals Inc                  Elan Corp PLC                        Drugs, Medical Supplies & Equipment        24.42%
Coastal Corp (The)                        El Paso Energy Corp                  Electric, Gas Water & Sanitary Services    33.78%
Triple S Plastics Inc                     Eimo Oyj                             Plastics & Rubber                          46.48%
Circle International Group Inc            EGL Inc                              Miscellaneous Services                     43.32%
Lodgian Inc                               Edgecliff Holdings LLC               Leisure & Entertainment                    73.61%
Telesciences Inc                          EDB Gruppen AS                       Computer Software, Supplies & Services    219.64%
McWhorter Technologies Inc                Eastman Chemical Co                  Chemicals, Paints & Coatings               38.83%
OneMain.com Inc                           EarthLink Inc                        Communications                             28.81%
VERSUS Technology Inc                     E*TRADE Group Inc                    Computer Software, Supplies & Services     60.26%
Spiros Development Corp II Inc            Dura Pharmaceuticals Inc             Drugs, Medical Supplies & Equipment        56.86%
Catalytica Inc                            DSM NV                               Miscellaneous Services                     11.85%
@plan Inc                                 DoubleClick Inc                      Computer Software, Supplies & Services     44.98%
Safety 1st Inc                            Dorel Industries Inc                 Plastics & Rubber                          28.40%
nFront Inc                                Digital Insight Corp                 Computer Software, Supplies & Services     97.16%
Financial Security Assurance Holdings Ltd Dexia SA                             Insurance                                  69.11%
Santa Fe Snyder Corp                      Devon Energy Corp                    Oil & Gas                                  21.30%
VoiceStream Wireless Corp                 Deutsche Telekom AG                  Communications                             32.89%
Air Express International Corp            Deutsche Post AG                     Miscellaneous Services                      6.25%
National Discount Brokers Group Inc       Deutsche Bank AG                     Brokerage, Investment & Mgmt. Consulting   73.08%
Delhaize America Inc                      Delhaize Le Lion SA                  Retail                                     23.60%
American Precision Industries Inc         Danaher Corp                         Electrical Equipment                       64.67%
Kollmorgen Corp                           Danaher Corp                         Electrical Equipment                       75.17%
Detroit Diesel Corp                       DaimlerChrysler AG                   Industrial & Farm Equipment & Machinery    35.29%
Apex Inc                                  Cybex Computer Products Corp         Office Equipment & Computer Hardware       19.25%
Altoro Gold Corp                          Crown Resources Corp                 Mining & Minerals                          80.00%
ISOCOR                                    Critical Path Inc                    Computer Software, Supplies & Services    141.44%
Computer Research Inc                     CRI Acquisition Corp                 Computer Software, Supplies & Services     24.74%
Aureal Inc                                Creative Technology Ltd              Electronics                                55.56%
Comps.com Inc                             CoStar Group Inc                     Computer Software, Supplies & Services      7.14%
Home-Stake Oil & Gas Co                   Cortez Oil & Gas Inc                 Oil & Gas                                   2.33%
Oak Industries Inc                        Corning Inc                          Electronics                               171.11%
NetOptix Corp                             Corning Inc                          Instruments & Photographic Equipment       34.75%


Coulter Pharmaceutical Inc                Corixa Corp                          Drugs, Medical Supplies & Equipment        46.80%
Healthworld Corp                          Cordiant Communications Group PLC    Miscellaneous Services                     37.89%
Metal Manufactures Ltd                    Consolidated Electrical
                                             Distributors Inc                  Primary Metal Processing                   88.00%
Maker Communications Inc                  Conexant Systems Inc                 Electronics                                82.31%
International Home Foods Inc              ConAgra Inc                          Food Processing                            33.48%
Loronix Information Systems Inc           Comverse Technology Inc              Electrical Equipment                       47.79%
Policy Management Systems Corp            Computer Sciences Corp               Computer Software, Supplies & Services     57.02%
Sterling Software Inc                     Computer Associates International
                                             Inc                               Computer Software, Supplies & Services     13.89%
Pinnacle Entertainment Inc                Colony Capital Inc                   Leisure & Entertainment                    44.32%
Money Controls PLC                        Coin Acceptors Inc                   Industrial & Farm Equipment & Machinery    30.37%
Mod-U-Kraf Inc                            Coachmen Industries Inc              Building Products                         135.00%
Miller Building Systems Inc               Coachmen Industries Inc              Building Products                          11.11%
Yesmail.com Inc                           CMGI Inc                             Miscellaneous Services                     45.36%
SFX Entertainment Inc                     Clear Channel Communications Inc     Leisure & Entertainment                    34.20%
ACT Networks Inc                          Clarent Corp                         Electrical Equipment                       32.64%
Student Loan Corp (The)                   Citigroup Inc                        Banking & Finance                          11.63%
Travelers Property Casualty Corp          Citigroup Inc                        Insurance                                  39.55%
Associates First Capital Corp             Citigroup Inc                        Banking & Finance                          56.72%
Twin City Bancorp, Inc                    Citco Community Bancshares Inc       Brokerage, Investment & Mgmt. Consulting   10.65%
Aironet Wireless Communications Inc       Cisco Systems Inc                    Electrical Equipment                       83.62%
Arrowpoint Communications Inc             Cisco Systems Inc                    Electrical Equipment                       35.59%
Brunswick Technologies Inc                Cie de Saint-Gobain SA               Textiles                                   54.55%
Chemfab Corp                              Cie de Saint-Gobain SA               Textiles                                   71.68%
DBT Online Inc                            ChoicePoint Inc                      Computer Software, Supplies & Services     30.37%
First Entertainment Holding Corp          Choice Sports Network Inc            Broadcasting                              376.19%
PathoGenesis Corp                         Chiron Corp                          Drugs, Medical Supplies & Equipment        21.26%
Texaco Inc                                Chevron Corp                         Oil & Gas                                  22.53%
Boxmore International PLC                 Chesapeake Corp                      Packaging & Containers                     76.61%
Shoreline Financial Corp                  Chemical Financial Corp              Banking & Finance                          19.08%
Morgan (J.P.) & Co Inc                    Chase Manhattan Corp                 Banking & Finance                          16.32%
PlayCore Inc                              Chartwell Investments Inc            Toys & Recreational Products               44.29%
Catherines Stores Corp                    Charming Shoppes Inc                 Retail                                     71.43%
Johnston Industries Inc                   CGW Southeast Partners IV            Textiles                                   54.64%
CITATION Computer Systems Inc             Cerner Corp                          Computer Software, Supplies & Services    113.54%
GrandBanc Inc                             Century Bancshares Inc               Banking & Finance                          58.33%
Sparta Foods Inc                          Cenex Harvest States Cooperatives    Food Processing                            12.80%
Cambridge NeuroScience Inc                CeNeS Pharmaceuticals PLC            Drugs, Medical Supplies & Equipment        44.23%
Avis Group Holdings Inc                   Cendant Corp                         Miscellaneous Services                     25.05%
Southdown Inc                             Cemex SA                             Stone, Clay & Glass                        38.39%
Giant Cement Holding Inc                  Cementos Portland SA                 Stone, Clay & Glass                        70.99%
Cistron Biotechnology Inc                 Celltech Group PLC                   Drugs, Medical Supplies & Equipment        93.55%
TREEV Inc                                 CE Computer Equipment AG             Computer Software, Supplies & Services     71.00%
Buffets Inc                               Caxton-Iseman Capital Inc            Leisure & Entertainment                    27.30%
Ring PLC                                  Catalina Lighting Inc                Electrical Equipment                       41.51%
Wyant Corp                                Cascades Inc                         Drugs, Medical Supplies & Equipment        48.70%
Taco Cabana Inc                           Carrols Corp                         Leisure & Entertainment                   109.74%
Anchor Financial Corp                     Carolina First Corp                  Banking & Finance                           4.46%
Trimin Enterprises Inc                    Carlyle Group Inc                    Primary Metal Processing                   52.87%
Tritech Precision Inc                     Carlyle Group Inc                    Primary Metal Processing                   44.59%
TCBY Enterprises Inc                      Capricorn Investors III LP           Retail                                     60.00%
TriGas Exploration Inc                    Calpine Corp                         Oil & Gas                                  28.48%
First Washington Realty Trust Inc         CalPERS / National Retail
                                             Partners LLC                      Brokerage, Investment & Mgmt. Consulting   24.52%
ConnectInc.com Co                         Calico Commerce Inc                  Computer Software, Supplies & Services     13.89%
Nvest LP                                  Caisse des Depots et Consignations   Brokerage, Investment & Mgmt. Consulting   96.27%
Critchley Group PLC                       Brady Corp                           Electrical Equipment                       42.88%
Imtec Inc                                 Brady Corp                           Industrial & Farm Equipment & Machinery     7.82%
Able Telcom Holding Corp                  Bracknell Corp                       Construction Contractors & Eng. Svcs.       0.80%
Vastar Resources Inc                      BP Amoco PLC                         Oil & Gas                                  37.05%
CNBT Bancshares Inc                       BOK Financial Corp                   Banking & Finance                           7.18%
Boise Cascade Office Products Corp        Boise Cascade Corp                   Wholesale & Distribution                   55.22%
Ridgewood Financial Inc                   Boiling Springs Bancorp              Banking & Finance                          24.65%
OptiSystems Solutions Inc                 BMC Software Inc                     Computer Software, Supplies & Services     25.00%
CDNow Inc                                 Bertelsmann AG                       Computer Software, Supplies & Services     20.00%
MidAmerican Energy Holdings Co            Berkshire Hathaway Inc               Electric, Gas Water & Sanitary Services    26.85%
CORT Business Services Corp               Berkshire Hathaway Inc               Miscellaneous Services                     64.71%
Justin Industries Inc                     Berkshire Hathaway Inc               Stone, Clay & Glass                        34.31%
Shaw Industries Inc                       Berkshire Hathaway Inc               Textiles                                   59.13%
GSB Financial Corp                        Berkshire Bancorp Inc                Banking & Finance                          33.74%
Northstar Health Services Inc             Benchmark Medical Inc                Miscellaneous Services                     59.57%
Sacramento Commercial Bank                Belvedere Capital Partners Inc       Banking & Finance                          91.24%
United Payors & United Providers Inc      BCE Inc                              Health Services                            48.92%
Mark IV Industries Inc                    BC Partners Ltd                      Fabricated Metal Products                   5.46%
First Banking Co of Southeast Georgia     BB&T Corp                            Banking & Finance                           9.71%
One Valley Bancorp Inc                    BB&T Corp                            Banking & Finance                          39.41%
FCNB Corp                                 BB&T Corp                            Brokerage, Investment & Mgmt. Consulting    3.60%
BankFirst Corp                            BB&T Corp                            Banking & Finance                          23.58%
FirstSpartan Financial Corp               BB&T Corp                            Banking & Finance                          32.74%
Sybron Chemicals Inc                      Bayer AG                             Chemicals, Paints & Coatings               25.00%
North American Vaccine Inc                Baxter International Inc             Drugs, Medical Supplies & Equipment        28.95%
Althin Medical AB                         Baxter International Inc             Drugs, Medical Supplies & Equipment        53.94%
Bristol Hotels & Resorts Inc              Bass PLC                             Leisure & Entertainment                    94.67%


Fatbrain.com Inc                          Barnesandnoble.com Inc               Retail                                     17.08%
Funco Inc                                 Barnes & Noble Inc                   Retail                                     87.64%
First United Bancshares Inc               BancorpSouth Inc                     Banking & Finance                          40.72%
Texarkana First Financial Corp            BancorpSouth Inc                     Banking & Finance                          33.43%
Milton Federal Financial Corp             BancFirst Ohio Corp                  Banking & Finance                          15.75%
AXA Financial Inc                         Axa SA                               Insurance                                  18.71%
IBP Inc                                   Axa SA                               Food Processing                            27.14%
travelbyus.com Ltd                        Aviation Group Inc                   Computer Software, Supplies & Services     32.16%
Analogy Inc                               Avant! Corp                          Computer Software, Supplies & Services     24.00%
Scientific Games Holdings Corp            Autotote Corp                        Printing & Publishing                      44.44%
Cunningham Graphics International Inc     Automatic Data Processing Inc        Printing & Publishing                       1.15%
OEA Inc                                   Autoliv Inc                          Instruments & Photographic Equipment       44.09%
Autocam Corp                              Aurora Capital Group                 Industrial & Farm Equipment & Machinery    70.45%
Four Media Co                             AT&T Corp                            Leisure & Entertainment                   151.88%
GRC International Inc                     AT&T Corp                            Brokerage, Investment & Mgmt. Consulting   16.46%
Ascent Entertainment Group Inc            AT&T Corp                            Leisure & Entertainment                    32.61%
IDT Corp                                  AT&T Corp                            Communications                             51.12%
Video Services Corp                       AT&T Corp                            Leisure & Entertainment                   103.58%
Applied Digital Solutions Inc             AT&T Canada Inc                      Communications                             59.21%
Arcadia Financial Ltd                     Associates First Capital Corp        Banking & Finance                          28.61%
Transition Analysis Component Tech Inc    Aspect Development Inc               Computer Software, Supplies & Services     67.00%
Silicon Valley Group Inc                  ASM Lithography Holding NV           Industrial & Farm Equipment & Machinery    81.60%
Hickson International PLC                 Arch Chemicals Inc                   Chemicals, Paints & Coatings               41.38%
MMC Networks Inc                          Applied Micro Circuits Corp          Electronics                                47.50%
Etec Systems Inc                          Applied Materials Inc                Electronics                               188.87%
Optical Security Group Inc                Applied Holographics PLC             Fabricated Metal Products                  23.02%
Destron Fearing Corp                      Applied Digital Solutions Inc        Miscellaneous Manufacturing                45.90%
GBT Bancorp Inc                           Andover Bancorp Inc                  Banking & Finance                          68.96%
BCO Technologies PLC                      Analog Devices Inc                   Electrical Equipment                       10.89%
Union Pacific Resources Group Inc         Anadarko Petroleum Corp              Electric, Gas Water & Sanitary Services    77.03%
SJW Corp                                  American Water Works Co Inc          Electric, Gas Water & Sanitary Services    28.64%
Meridian Insurance Group Inc              American Union Insurance Co          Insurance                                  94.10%
North Coast Bank NA                       American River Holdings              Banking & Finance                          17.66%
Stratosphere Corp                         American Real Estate Partners LP     Leisure & Entertainment                    31.00%
HSB Group Inc                             American International Group Inc     Insurance                                   3.14%
Gibson Greetings Inc                      American Greetings Corp              Printing & Publishing                     110.04%
Time Warner Inc                           America Online Inc                   Leisure & Entertainment                    55.82%
TriStar Aerospace Co                      AlliedSignal Inc                     Aerospace, Aircraft & Defense              66.96%
Pimco Advisors Holdings LP                Allianz AG Holding                   Brokerage, Investment & Mgmt. Consulting   14.61%
Molecular Biosystems Inc                  Alliance Pharmaceutical Corp         Drugs, Medical Supplies & Equipment        34.15%
Viasoft Inc                               Allen Systems Group Inc              Computer Software, Supplies & Services     63.74%
Equality Bancorp Inc                      Allegiant Bancorp Inc                Banking & Finance                          15.66%
View Tech Inc                             All Communications Corp              Wholesale & Distribution                   27.20%
Cordant Technologies Inc                  Alcoa Inc                            Aerospace, Aircraft & Defense              91.60%
Cordant Technologies Inc                  Alcoa Inc                            Aerospace, Aircraft & Defense               2.14%
Travel Services International Inc         Airtours PLC                         Miscellaneous Services                     62.50%
Data Critical Corp                        Aether Systems Inc                   Electrical Equipment                       27.43%
CA La Electricidad de Caracas             AES Corp                             Electric, Gas Water & Sanitary Services   111.11%
IPALCO Enterprises Inc                    AES Corp                             Electric, Gas Water & Sanitary Services    16.93%
PairGain Technologies Inc                 ADC Telecommunications Inc           Electrical Equipment                      117.90%
Centigram Communications Corp             ADC Telecommunications Inc           Computer Software, Supplies & Services     16.24%
Gatefield Corp                            Actel Corp                           Instruments & Photographic Equipment       16.67%
GSS Array Technology PCL                  ACT Manufacturing Inc                Electronics                               135.12%

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